Eaton Vance Management

Two International Place

Boston, MA 02110

(617) 482-8260

www.eatonvance.com

May 13, 2019

Securities and Exchange Commission

100 F Street, NE

Washington, DC 20549

Attn: Office of Filings, Information & Consumer Services

Re:	Eaton Vance Municipal Trust II (the “Registrant”) (1933 Act File No. 033-71320) on behalf of Eaton Vance TABS Short-Term Municipal Bond Fund (the “Fund”)

Ladies and Gentlemen:

On behalf of the Registrant and pursuant to Rule 497(e) under the Securities Act of 1933, as amended, attached for filing is an exhibit containing interactive data format risk/return summary information that mirrors the risk/return summary information in a supplement dated May 1, 2019 to the Prospectus dated June 1, 2018. The purpose of the filing is to submit the 497(e) filing dated May 1, 2019 in XBRL for the Fund.

Please contact me at (617) 672-6548 if you have any questions or comments.

Very truly yours,

/s/ Courtney Gramstorff

Courtney Gramstorff